Exhibit 99.2


                       NOTICE OF GUARANTEED DELIVERY

                      JONES LANG LASALLE FINANCE B.V.
                         OFFER FOR ALL OUTSTANDING
                          9% SENIOR NOTES DUE 2007
                              IN EXCHANGE FOR
                          9% SENIOR NOTES DUE 2007
                    GUARANTEED ON AN UNSECURED BASIS BY
                      JONES LANG LASALLE INCORPORATED
        AND CERTAIN SUBSIDIARIES OF JONES LANG LASALLE INCORPORATED
                PURSUANT TO THE PROSPECTUS DATED [ . ], 2000

      This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for Jones Lang LaSalle Finance B.V.'s 9% Senior Notes due 2007 (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight carrier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering Old Notes" in the Prospectus (as defined below). In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof, or Agent's Message in lieu thereof), together with the Old Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery. Unless indicated otherwise, capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus or the Letter of TraTHE GUARANTEEDhe case may be. DELIVERY PROCEDURES ARE AVAILABLE ONLY WITH RESPECT TO OLD NOTES IN CERTIFICATED FORM AND OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF DTC UNDER CUSIP NUMBER 48021PAA6. GUARANTEED DELIVERY PROCEDURES AND THIS NOTICE OF GUARANTEED DELIVERY MAY NOT BE USED IN CONNECTION WITH THE EXCHANGE OF OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF CLEARSTREAM OR EUROCLEAR UNDER COMMON CODE 011481086 OR 011481035.


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., LONDON
TIME, ON [ . ], 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.
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               THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            THE BANK OF NEW YORK
                       (ADDRESSES ON FOLLOWING PAGE)

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH BELOW OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.


                       DELIVERY TO THE EXCHANGE AGENT

(1)  FOR NOTICES OF GUARANTEED DELIVERY RELATING TO OLD NOTES IN
     CERTIFICATED FORM:


By Registered Mail, Hand Delivery                   For Information Call:
   or Overnight Carrier:                           011 44 207 964-7284 or
   The Bank of New York                             011 44 207 964-7235
    Lower Ground Floor
     30 Cannon Street                            Facsimile Transmission Number:
          London                                      011 44 207 964-6369 or
         EC4M 6XH                                     011 44 207 964-7294
Attention: Linda Read or Emma
          Wilkes                                     Confirm by Telephone:
                                                      011 44 207 964-7284
                                                      011 44 207 964-7235

                                     OR

  By Registered Mail or               By Hand Delivery:                 For Information Call:
    Overnight Carrier:              The Bank of New York                    (212) 815-6331
   The Bank of New York              101 Barclay Street
  Reorganization Section          Corporate Trust Services Window     Facsimile Transmission Number:
101 Barclay Street, Floor 7 East       Ground Level                          (212) 815-6339
  New York, New York 10286          New York, New York 10286
     Attention: [ . ]                   Attention: [ . ]                  Confirm by Telephone:
                                      Reorganization Section                  (212) 815-6331


(2) FOR NOTICES OF GUARANTEED DELIVERY RELATING TO OLD NOTES ACCEPTED FOR CLEARANCE THROUGH THE FACILITIES OF DTC UNDER CUSIP NUMBER 48021PAA6:


  By Registered Mail or               By Hand Delivery:                 For Information Call:
    Overnight Carrier:              The Bank of New York                    (212) 815-6331
   The Bank of New York              101 Barclay Street
  Reorganization Section          Corporate Trust Services Window     Facsimile Transmission Number:
101 Barclay Street, Floor 7 East       Ground Level                          (212) 815-6339
  New York, New York 10286          New York, New York 10286
     Attention: [ . ]                   Attention: [ . ]                  Confirm by Telephone:
                                      Reorganization Section                  (212) 815-6331



Ladies and Gentlemen:

The undersigned hereby tenders to Jones Lang LaSalle Finance B.V., a private limited liability company incorporated under the laws of the Netherlands (the "Issuer"), upon the terms and subject to the conditions set forth in the prospectus dated [ . ], 2000 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-Procedures for Tendering Old Notes."

Aggregate Principal Amount       Name(s) of Registered Holder(s):
                                                                 --------------
Amount Tendered:  [EURO]                     *
                        ---------------------

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Certificate No(s). (if available):
                                   --------------------------------------------

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[EURO]
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        (Total Principal Amount Represented by Old Note Certificate(s))

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:
                   ------------------------------------------------------------

Date:
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*Must be in integral multiples of [EURO]1,000.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.




                              PLEASE SIGN HERE

X
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X
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Signature(s) of Owner(s) or Authorized Signatory

Telephone Number:
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      Must be signed by the holder(s) of the Old Notes as their name(s)
appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Issuer and the Guarantors, provide proper evidence satisfactory to the Issuer and the Guarantors of such person's authority to so act.

                    PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                           GUARANTEE OF DELIVERY

                  (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm or other entity which is a member of a registered national securities exchange under the Exchange Act, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof) and any other required documents within three (3) New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

      The undersigned acknowledges that it must deliver to the Exchange Agent the Letter of Transmittal (or facsimile thereof, or Agent's Message in lieu thereof) and the Old Notes tendered hereby in proper form for transfer or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at DTC within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.



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             Name of Firm                        Authorized Signature
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                Address                                  Title
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               Zip Code                         (Please Type or Print)
Telephone Number:                       Date:
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NOTE:  DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.  CERTIFICATES FOR
OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.